UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report: April 16, 2010

Home School Holdings, Inc.

(Exact name of Registrant as Specified in its Charter)

Florida	0-53133	26-1983716
(State or Other Jurisdiction of Incorporation or Organization)	(Commission file number)	(I.R.S. Employer Identification Number)

2700 South River Road, Suite 106

Des Plaines, Illinois 60018

(Address of Principal Executive Offices including Zip Code)

(847) 391-5079

(Registrant’s Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Current Report on Form 8-K and other reports filed by the Registrant from time to time with the Securities and Exchange Commission (collectively the “Filings”) contain forward looking statements and information that are based upon beliefs of, and information currently available to, the Registrant’s management, as well as estimates and assumptions made by the Registrant’s management. When used in the Filings the words “anticipate”, “believe”, “estimate”, “expect”, “future”, “intend”, “plan” or the negative of these terms and similar expressions as they relate to the Registrant or the Registrant’s management identify forward looking statements. Such statements reflect the current view of the Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to the Registrant’s industry, operations and results of operations and any businesses that may be acquired by the Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

SECTION 1 – REGISTRANT’S BUSINESS AND OPERATIONS

Item 1.01	Entry Into a Material Definitive Agreement

On April 16, 2010, Home School Holdings, Inc. (the “Registrant”) entered into a Loan Modification Amendment with an existing investor, Bebe North, to modify the terms of the existing loan which had a maturity date of January 1, 2010. The Loan Modification Amendment dated April 12, 2010 has a principal balance of $450,000 and an outstanding balance of $454,537 as of December 31, 2009 including accrued interest of $4,537. The Loan Modification Amendment has a maturity date of May 1, 2012 and bears interest at 4% per annum. Any portion of the loan can be converted into shares of the Company’s common stock at a conversion price of $0.035 per share. The lender also has a put option at $0.045 per share of common stock which may be exercised when at least 50% of the principal amount on this Loan Modification Agreement has been repaid. The put option expires 30 days following repayment of 100% of the Loan Modification Agreement principal balance. Repayment on the loan will commence 30 days following the listing of the Company’s common stock on any exchange. The repayment amount will be based on a percentage of the total receipts for each 30 day period following the listing of the stock according to the following schedule: (a) less than $55,000 in total receipts; $0.00 (b) $55,000 to $499,999 in total receipts; 10% of the total receipts (c) $500,000 to $999,999 in total receipts; 20% of the total receipts (d) greater than $999,999 in total receipts; repayment of the outstanding loan balance (e) cumulative total receipts since the commencement of trading of $1,500,000 or greater; repayment of the outstanding loan balance.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description

99.1	Loan Modification Amendment

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HOME SCHOOL HOLDINGS, INC.

DATE: April 21, 2010	By:	/s/ Thomas Morrow Thomas Morrow Chief Executive Officer